INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-41039 of ShowBiz Pizza Time, Inc. on Form S-8 of our report dated
March 8, 1999, appearing in the Annual Report on Form 10-K of CEC Entertainment, Inc. for the year ended January 3, 1999.





DELOITTE & TOUCHE LLP
Dallas, Texas
April 1, 1999